UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 2004

                         SHELBOURNE PROPERTIES III, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                      0-16345                  04-3502384
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(State or other jurisdiction      (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)

                                7 Bulfinch Place
                                    Suite 500
                           Boston, Massachusetts 02114
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (617) 570-4600
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. Other Events and Required FD Disclosure.

      A joint venture owned by the respective operating partnerships of Shelbourne Properties III, Inc. (the "Company"), Shelbourne Properties I, Inc. and Shelbourne Properties II, Inc. (the "Shelbourne REITs") owns 20 motel properties that are triple net leased to an affiliate of ACCOR S.A. The interests in these properties were acquired on January 15, 2003 for the benefit of the holder of the Class A Preferred Units of the operating partnerships of the respective Shelbourne REITs. The holder of the Preferred Units had the right to retain beneficial ownership of those properties or substitute other properties by requiring the operating partnerships to acquire those other properties for its benefit. If other properties had been substituted, then the ACCOR properties would have been disposed of as part of the liquidation of the Shelbourne REITs. The holder of Class A Preferred Units has agreed to retain its beneficial ownership of the ACCOR properties and relinquish its right to require the acquisition of other properties, thereby enabling the REITs to set up liquidating trusts to complete their respective liquidations.

      On March 18, 2004, the Company issued a press release announcing, among other things, that it is currently anticipated that (i) in accordance with the Plan of Liquidation of the Company previously approved by the Company's stockholders, the Company will enter into a liquidating trust agreement on or about April 16, 2004 for the purpose of winding up the Company's affairs and liquidating its assets, (ii) on or about April 16, 2004, the Company will transfer its then remaining assets (subject to its then remaining liabilities) to the trustee of the Shelbourne III Liquidating Trust (the "Liquidating Trust"), and (iii) April 15, 2004 will be the last day of trading of the Company's common stock on the American Stock Exchange, and the Company's stock transfer books will be closed as of the close of business on such date. The foregoing summary is qualified in its entirety by a press release attached hereto as Exhibit 99.1 and a letter to stockholders attached hereto as Exhibit 99.2, each of which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits:

      4.1 Amendment to Amended and Restated Limited Partnership Agreement of Shelbourne Properties III L.P.

      10.1 Amendment No. 1 to Agreement, among Presidio Capital Investment Company, LLC (and certain of its subsidiaries), Shelbourne Management, LLC, NorthStar Capital Investment Corp., each of the Shelbourne REITs and its operating partnership and HX Investors, L.P. (incorporated by reference to Exhibit 10.1 to Form 8-K filed by Shelbourne Properties I, Inc. on March 18, 2004).

      99.1  Press Release dated March 18, 2004

      99.2  Letter to Shareholders dated March 18, 2004


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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SHELBOURNE PROPERTIES III, INC.


                                                 By: /s/ Michael L. Ashner
                                                     ---------------------------
                                                 Name:  Michael L. Ashner
                                                 Title: President

Dated: March 18, 2004


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                                  EXHIBIT INDEX

No.                  Exhibit
---                  -------

4.1 Amendment to Amended and Restated Limited Partnership Agreement of Shelbourne Properties III L.P.

10.1 Amendment No. 1 to Agreement, among Presidio Capital Investment Company, LLC (and certain of its subsidiaries), Shelbourne Management, LLC, NorthStar Capital Investment Corp., each of the Shelbourne REITs and its operating partnership and HX Investors, L.P. (incorporated by reference to Exhibit 10.1 to Form 8-K filed by Shelbourne Properties I, Inc. on March 18, 2004).

99.1                 Press Release dated March 18, 2004

99.2                 Letter to Shareholders dated March 18, 2004


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